SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) August 26, 1998


                          CASE RECEIVABLES II INC.
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               (State or Other Jurisdiction of Incorporation)


           333-52493
     (Commission File Number)
                                                         76-0439709
                                           (I.R.S. Employer Identification No.)


   233 Lake Street, Racine, Wisconsin                       53403
(Address of Principal Executive Offices)                  (Zip Code)


                               (414) 636-6011
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.           Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
-------           ---------------------

1.1 Class A Note Underwriting Agreement among Case Receivables II Inc. ("CRC"), Case Credit Corporation ("Case Credit") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), dated as of August 18, 1998.

1.2 Class B Note Underwriting Agreement among CRC, Case Credit and Merrill Lynch, dated as of August 18, 1998.

4.1 Indenture between Case Equipment Receivables Trust 1998-B (the "Trust") and Harris Trust and Savings Bank (the "Indenture Trustee"), dated as of August 1, 1998.

4.2 Trust Agreement between CRC and The Bank of New York, dated as of August 1, 1998.

4.3 Sale and Servicing Agreement among CRC, Case Credit and the Trust, dated as of August 1, 1998.

4.4      Purchase Agreement between Case Credit and CRC, dated as of
         August 1, 1998.

4.5 Administration Agreement among the Trust, Case Credit and the Indenture Trustee, dated as of August 1, 1998.


                                                            Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CASE RECEIVABLES II INC.
                                                (Registrant)


Dated: September 4, 1998               By:       /s/ Peter Hong
                                           -------------------------
                                                    Peter Hong
                                                    Treasurer




                                                              Form 8-K page 3

                             INDEX TO EXHIBITS


Exhibit
  No.             Document Description
-------           ---------------------

1.1 Class A Note Underwriting Agreement among Case Receivables II Inc. ("CRC"), Case Credit Corporation ("Case Credit") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), dated as of August 18, 1998.

1.2 Class B Note Underwriting Agreement among CRC, Case Credit and Merrill Lynch, dated as of August 18, 1998.

4.1 Indenture between Case Equipment Receivables Trust 1998-B (the "Trust") and Harris Trust and Savings Bank (the "Indenture Trustee"), dated as of August 1, 1998.

4.2 Trust Agreement between CRC and The Bank of New York, dated as of August 1, 1998.

4.3 Sale and Servicing Agreement among CRC, Case Credit and the Trust, dated as of August 1, 1998.

4.4      Purchase Agreement between Case Credit and CRC, dated as of
         August 1, 1998.

4.5 Administration Agreement among the Trust, Case Credit and the Indenture Trustee, dated as of August 1, 1998.


                                                            Form 8-K page 4